LORD ABBETT SECURITIES TRUST

Lord Abbett Growth Leaders Fund

Lord Abbett Micro Cap Growth Fund

Supplement dated April 17, 2018 to the

Prospectus and Statement of Additional Information dated March 1, 2018

This supplement updates certain information contained in the Funds’ prospectus and statement of additional information (“SAI”). Please review this important information carefully. Each change below is effective April 17, 2018.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 43 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, III, Partner and Portfolio Manager	2011
Vernon T. Bice, Portfolio Manager	2011
Matthew R. DeCicco, Portfolio Manager	2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 84 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
F. Thomas O’Halloran, III, Partner and Portfolio Manager	2006
Matthew R. DeCicco, Portfolio Manager	2002

The paragraphs relating to Growth Leaders Fund and Micro Cap Growth Fund in the subsection of the prospectus titled “Management and Organization of the Fund – Portfolio Managers” on pages 178 and 179 are deleted in their entirety and replaced with the following:

Growth Leaders Fund. The team is headed by F. Thomas O’Halloran, III, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Assisting Mr. O’Halloran are Vernon T. Bice, Portfolio Manager, who joined Lord Abbett in 2011 and Matthew R. DeCicco, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. O’Halloran and Bice have been members of the team since the Fund’s inception. Mr. DeCicco has been a member of the team since 2016. Messrs. O’Halloran, Bice, and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund.

Micro Cap Growth Fund. The team is headed by F. Thomas O’Halloran, III, Partner and Portfolio Manager. Mr. O’Halloran joined Lord Abbett in 2001 and has been a member of the team since 2006. Assisting Mr. O’Halloran is Matthew R. DeCicco, Portfolio Manager, who joined Lord Abbett in 1999 and has been a member of the team since 2002. Messrs. O’Halloran and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Other Accounts Managed” beginning on page 7-1 of the SAI:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Securities Trust
Growth Leaders Fund
F. Thomas O’Halloran, III	9	2,543.1	1	16.1	14	756.3[1]
Vernon T. Bice	0	0	1	16.1	0	0
Matthew R. DeCicco	9	2,543.1	1	16.1	14	756.3[1]

Micro Cap Growth Fund
F. Thomas O’Halloran, III	9	5,144.6	1	16.1	14	756.3[1]
Matthew R. DeCicco	9	5,144.6	1	16.1	14	756.3[1]

1 Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $69.3 million in assets.

The following rows replace the applicable rows of the corresponding table in the subsection titled “Portfolio Manager Information – Holdings of Portfolio Managers” beginning on page 7-2 of the SAI:

Ranges: A - $0, B - $1-$10,000, C - $10,001-$50,000, D - $50,001-$100,000, E - $100,001-$500,000, F - $500,001-$1,000,000, G - over $1,000,000
Ownership of Securities	Aggregate Dollar Range of Securities
Securities Trust
Growth Leaders Fund
F. Thomas O’Halloran, III	G
Vernon T. Bice	F
Matthew R. DeCicco	E

Micro Cap Growth Fund
F. Thomas O’Halloran, III	E
Matthew R. DeCicco	E

Please retain this document for your future reference.